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                               TEREX CORPORATION,
                                    as Issuer

                     THE SUBSIDIARY GUARANTORS NAMED HEREIN,
                            as Subsidiary Guarantors

                                       and

                              THE BANK OF NEW YORK,
        (as successor trustee to United States Trust Company of New York)


                        ---------------------------------

                          THIRD SUPPLEMENTAL INDENTURE

                          Dated as of November 25, 2003

                        --------------------------------


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


                          THIRD SUPPLEMENTAL INDENTURE


     THIRD SUPPLEMENTAL INDENTURE, dated as of November 25, 2003, among TEREX CORPORATION, a Delaware corporation (the "Company"), the Subsidiary Guarantors listed on the signature pages hereto and THE BANK OF NEW YORK (AS SUCCESSOR TRUSTEE TO UNITED STATES TRUST COMPANY OF NEW YORK), a New York corporation, as trustee (the "Trustee").

     WHEREAS, the Company, and Terex Cranes, Inc., Koehring Cranes, Inc., PPM Cranes, Inc., Payhauler Corp., Terex-Telelect Inc., Terex Aerials, Inc., Terex-Ro Corporation, Terex Mining Equipment, Inc., The American Crane Corporation and CMI Corporation, as guarantors (collectively, the "Original Guarantors"), and the Trustee are parties to an Indenture, dated as of December 17, 2001, as amended by First Supplemental Indenture dated as of September 30, 2002 and as further amended by Second Supplemental Indenture dated as of March 31, 2003 (said Indenture, as it may heretofore or hereafter from time to time be amended, the "Indenture") providing for the issuance of the Company's 9-1/4% Senior Subordinated Notes due 2011 (the "Notes");

     WHEREAS, the Company has acquired all of the outstanding capital stock of Terex Financial Services, Inc., Terex Utilities South, Inc. and Spinnaker Insurance Company (collectively referred to as the "New Guarantors" and individually as a "New Guarantor");

     WHEREAS, pursuant to the terms of the Indenture, the New Guarantors have become Restricted Subsidiaries organized under the laws of the United States and, as such, the Company is required to cause the New Guarantors to execute and deliver a supplemental indenture and the Subsidiary Guarantee endorsed on the Notes; and

     WHEREAS, the Company, the Original Guarantors and the Trustee desire to amend the Indenture to add each of the New Guarantors as a Subsidiary Guarantor under the Indenture.

     NOW, THEREFORE, the Company, the Original Guarantors, the New Guarantors and the Trustee agree as follows for the equal and ratable benefit of the Holders of the Notes.

                                   ARTICLE 1.

                           AMENDMENT TO THE INDENTURE

     Section 1.01. Each New Guarantor shall hereby become a Subsidiary Guarantor under the Indenture effective as of the date hereof, and as such shall be entitled to all the benefits and be subject to all the obligations, of a Subsidiary Guarantor thereunder. Each New Guarantor agrees to be bound by all those provisions of the Indenture binding upon a Subsidiary Guarantor.

                                   ARTICLE 2.

                                  MISCELLANEOUS

     Section 2.01. The supplement to the Indenture effected hereby shall be binding upon all Holders of the Notes, their transferees and assigns. All Notes issued and outstanding on the date hereof shall be deemed to incorporate by reference or include the supplement to the Indenture effected hereby.

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     Section 2.02. All terms used in this Third Supplemental Indenture which are defined in the Indenture shall have the meanings specified in the Indenture, unless the context of this Third Supplemental Indenture otherwise requires.

     Section 2.03. This Third Supplemental Indenture shall become a binding agreement between the parties when counterparts hereof shall have been executed and delivered by each of the parties hereto.

     Section 2.04. This Third Supplemental Indenture shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.

     Section 2.05. This Third Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same amendment.

     Section 2.06. The recitals contained in this Third Supplemental Indenture are made by the Company and not by the Trustee and all of the provisions contained in the Indenture, in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect thereof as fully and with like effect as if set forth herein in full.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the date first above written.





ATTEST:                                      TEREX CORPORATION


_____________________                        By:
                                                ---------------------
Jeffrey A. Gershowitz                           Name:  Eric I Cohen
Assistant Secretary                             Title:     Senior Vice President


                                             THE BANK OF NEW YORK, AS SUCCESSOR
                                             TRUSTEE TO UNITED STATES TRUST
ATTEST:                                      COMPANY OF NEW YORK



_____________________                        By:
                                                  -------------------
                                                  Name:
                                                  Title:









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(Signature Page to Third Supplemental Indenture)



                                           SUBSIDIARY GUARANTORS:


                                           KOEHRING CRANES, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           PAYHAULER CORP.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           PPM CRANES, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           TEREX CRANES, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           TEREX MINING EQUIPMENT, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President

(Signature Page to Third Supplemental Indenture)




                                           TEREX-RO CORPORATION


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           TEREX-TELELECT, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           THE AMERICAN CRANE CORPORATION


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           O&K ORENSTEIN & KOPPEL, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           AMIDA INDUSTRIES, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President





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



(Signature Page to Third Supplemental Indenture)



                                           CEDARAPIDS, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           STANDARD HAVENS, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Senior Vice President


                                           STANDARD HAVENS PRODUCTS, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           BL-PEGSON (USA), INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           BENFORD AMERICA, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President




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



(Signature Page to Third Supplemental Indenture)



                                           COLEMAN ENGINEERING, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           EARTHKING, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Secretary


                                           FINLAY HYDRASCREEN USA, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           POWERSCREEN HOLDINGS USA, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           POWERSCREEN INTERNATIONAL LLC
                                           by Powerscreen North America, Inc.,
                                           its Managing Member


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President





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


(Signature Page to Third Supplemental Indenture)



                                           POWERSCREEN NORTH AMERICA, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           POWERSCREEN USA, LLC
                                           by Powerscreen Holding USA Inc.,
                                           its Managing Member


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           ROYER INDUSTRIES, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Secretary


                                           TEREX BARTELL, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           CMI TEREX CORPORATION


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President

                                            CMIOIL CORPORATION


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President



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(Signature Page to Third Supplemental Indenture)

                                           PRODUCT SUPPORT, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           SCHAEFF, INCORPORATED


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           FUCHS TEREX, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           TELELECT SOUTHEAST DISTRIBUTION, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           UTILITY EQUIPMENT, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President

                                           TEREX ADVANCE MIXER, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           TEREX UTILITIES, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


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(Signature Page to Third Supplemental Indenture)


                                           GENIE HOLDINGS, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President

                                          GENIE ACCESS SERVICES, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           GENIE INDUSTRIES, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           GENIE FINANCIAL SERVICES, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           GFS NATIONAL, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           GENIE MANUFACTURING, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President

                                           GENIE CHINA, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


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(Signature Page to Third Supplemental Indenture)


                                           GENIE INTERNATIONAL, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President

                                           LEASE SERVICING & FUNDING CORP.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           GFS COMMERCIAL LLC
                                           by GFS National, Inc.,
                                           its Managing Member


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           GO CREDIT CORPORATION


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           CMI DAKOTA COMPANY


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           TEREX FINANCIAL SERVICES, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President





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                                           TEREX UTILITIES SOUTH, INC.


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President


                                           SPINNAKER INSURANCE COMPANY


                                           By:___________________________
                                           Name: Eric I Cohen
                                           Title: Vice President




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